UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2023 (January 2, 2023)

Carriage Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3040 Post Oak Boulevard, Suite 300
Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:
(713) 332-8400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01 per share	CSV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                         Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
As previously reported by Carriage Services, Inc. (the “Company”) on September 27, 2022, Carl Benjamin Brink, Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer) of the Company, resigned from his role on January 2, 2023.
Effective January 2, 2023, the Company’s Board of Directors appointed Adeola Olaniyan as the Company’s interim Principal Financial Officer until a permanent replacement is identified. Ms. Olaniyan, age 44, has been the Company’s Corporate Controller since August 2013 and Principal Accounting Officer since January 2017. In this interim role, Ms. Olaniyan will serve as both the Company’s Principal Financial Officer and Principal Accounting Officer. Ms. Olaniyan joined the Company in August 2013 as Corporate Controller. Prior to joining the Company, Ms. Olaniyan served as a senior consultant to the Company and other clients. Ms. Olaniyan is a CPA and FCA and received a BSc (Hons) in Business Economics and Accounting from the University of Southampton, England.
No new compensatory arrangements will be entered into with Ms. Olaniyan in connection with her appointment as the Company’s interim Principal Financial Officer. There are no arrangements or understandings between Ms. Olaniyan and any other persons pursuant to which she was selected as interim Principal Financial Officer. There are no family relationships between Ms. Olaniyan and any director or executive officer of the Company, and there are no related transactions between the Company and Ms. Olaniyan that would require disclosure under Item 404(a) of Regulations S-K under the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
The following are furnished as part of this Current Report on Form 8-K:

Exhibit	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Dated: January 6, 2023	By:	/s/ Steven D. Metzger
Steven D. Metzger
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit	Description

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL